UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vasagatan 11, 7th Floor, SE-111 20

Box 70381,

SE-107 24, Stockholm, Sweden

(Address of principal executive offices, including zip code)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Autoliv, Inc. (the “Company”) held its 2012 Annual General Meeting of Stockholders on May 8, 2012 (the “2012 AGM”). At the 2012 AGM, the stockholders of the Company, upon the recommendation of the Board of Directors (the “Board”), approved an amendment (the “Amendment”) to the Company’s 1997 Stock Incentive Plan, as Amended and Restated (the “1997 Plan”). The Amendment permits grants of awards of fully-vested shares of Company common stock to non-employee members of the Board in satisfaction of all or a portion of their annual fee for service on the Board. The Board adopted the Amendment on February 21, 2012, subject to stockholder approval. A description of the material terms of the 1997 Plan, including the Amendment, was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2012.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2012 AGM, a total of 84,949,945 shares were represented in person or by valid proxy and the Company’s stockholders took the following actions:

Election of Directors

Each of the directors nominated for re-election was re-elected to the Board for a regular three-year term until the Annual General Meeting in 2015; the votes cast were as follows:

Dr. Xiaozhi Liu: 77,330,150 votes for, 5,700,058 votes withheld and 1,919,737 broker non-votes.

Mr. George Lorch: 76,170,597 votes for, 6,859,611 votes withheld and 1,919,737 broker non-votes.

Mr. Kazuhiko Sakamoto: 77,290,963 votes for, 5,739,245 votes withheld and 1,919,737 broker non-votes.

Dr. Wolfgang Ziebart: 76,446,564 votes for, 6,583,643 votes withheld and 1,919,737 broker non-votes.

Advisory Vote on Executive Compensation

Stockholders approved, on a non-binding, advisory basis, a resolution approving the compensation paid to the Company’s named executive officers for fiscal year 2011. The votes cast were as follows:

62,859,511 votes for, 12,484,330 votes against, 7,686,367 abstentions and 1,919,737 broker non-votes.

Amendment to the 1997 Plan

Stockholders approved an amendment to the 1997 Plan to permit grants of awards of fully-vested shares of Company common stock to non-employee members of the Board in satisfaction of all or a portion of their annual fee for service on the Board. The votes cast were as follows:

62,006,657 votes for, 12,304,063 votes against, 8,719,488 abstentions and 1,919,737 broker non-votes.

Ratification of Appointment of Independent Auditors

Stockholders of the Company also ratified the appointment of Ernst & Young AB as the Company’s independent registered public accounting firm for fiscal 2012. Votes cast were as follows:

78,847,409 votes for, 242,151 votes against, 5,860,385 abstentions and 0 broker non-votes.

The proposals presented at the 2012 AGM are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 26, 2012.

Item 8.01 Other Events.

Third Quarter Dividend

On May 8, 2012, the Company issued a press release announcing that the Board of Directors declared a quarterly dividend of 47 cents per share for the third quarter of 2012. The dividend will be payable on Thursday, September 6, 2012 to Company stockholders of record on the close of business on Wednesday, August 22, 2012. The ex-date when the shares will trade without the right to the dividend will be Monday, August 20, 2012.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

99.1   Press Release of Autoliv, Inc. dated May 8, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 8, 2012	AUTOLIV, INC.

	By:	/s/ Lars A. Sjöbring
	Name:	Lars A. Sjöbring
	Title:	Group Vice President – Legal Affairs General Counsel and Secretary